EXHIBIT 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Curtis B. McWilliams, the Chief Executive Officer of Trustreet Properties, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 9th day of May 2005.




                                     /s/ Curtis B. McWilliams
                                     --------------------------------------
                                     Curtis B. McWilliams
                                     Chief Executive Officer


                                     A signed original of this written statement
                                     required by Section  906 has been  provided
                                     to the  Company and will be retained by the
                                     Company and furnished to the Securities and
                                     Exchange   Commission  or  its  staff  upon
                                     request.